EXHIBIT 99.2

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Original Issue Date: July 31, 2020	$200,000.00

2% PROMISORY NOTE DUE MAY 31, 2022

FOR VALUE RECEIVED, JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (the “Maker”)) hereby promises to pay to the order of PreCheck Health Services, Inc., a Florida corporation (the “Company”) and its assigns, the principal sum of $200,000 on December 31, 2023 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided in this Note.The Maker shall pay interest on this Note at the rate of 2% per annum.The principal and interest on the Note shall be payable as follows:On the first business day of each month, commencing August 1, 2020 through and including December 1, 2020, the Maker will pay interest on the principal amount of the Note through the date of payment.Commencing January 4, 2021 and on the first business day of each month through and including December 1, 2023, the Maker shall make monthly payments of $5,728.52, which shall be applied first to accrued interest and then to principal, which amount is intended to result in the payment of the principal and interest in 36 equal monthly installments.In the event of a default, the monthly payment schedule shall be revised to reflect the default interest rate as provided in this Note. In addition the payment due on January 4, 2021 shall be accompanied by payment of accrued interest on the principal amount of this Note through the date of payment.The Maker shall have the right, exercisable not later than December 31, 2020, to satisfy its obligations on this Note by making a payment of $100,000 plus accrued interest, and upon such payment, the Maker’s obligations under this Note shall be fully satisfied and the Guaranty, as hereinafter defined, shall be terminated. Absent manifest error, computation of the interest paid as determined by the Holder shall be binding on all parties. This Note is being executed and delivered pursuant to a certain Rescission Agreement (the “Rescission Agreement”) dated July, 2020 by and among the Company, the Makers and Justin Anderson (“Justin”) and Stacey Anderson (“Stacey” and, together with Justin, the “Guarantors” and each, individually, a “Guarantor”), and the obligations of the Maker are guaranteed by the joint and several guaranty of the Guarantors pursuant to a guaranty (the “Guaranty”) dated the date of this Note. This Note is subject to the following provisions:

1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Rescission Agreement, and (b) the following terms shall have the following meanings:

(a) “Bankruptcy Event” means any of the following events: (a) Maker, any subsidiary of the Maker or either Guarantor commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Maker or either Guarantor, (b) there is commenced against the Maker or either Guarantor any such case or proceeding that is not dismissed within 90 days after commencement, (c) the Maker or either Guarantor is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Maker or either Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 calendar days after such appointment, (e) the Maker or either Guarantor makes a general assignment for the benefit of creditors, (f) the Maker or either Guarantor calls a meeting of its or his creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Maker or either Guarantor, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Florida or Texas are authorized or required by law or other governmental action to close.

(c) “Holder” means the Company or any person to whom the Company transferred this Note.

(d) “Note” means this Note.

(e) “Event of Default” shall have the meaning set forth in Section 4(a).

(f) “Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

(g) “Pledge Agreement” shall mean the pledge agreement dated the date of this Note among the Holder and the Guarantors.

(h) “Florida Courts” shall have the meaning set forth in Section 6(d).

2. Security Interest. Payment of the Guarantors’ obligations under the Guaranty shall be secured by a security interest in the 100% of the stock of the Maker pursuant to the Pledge Agreement.

3. Events of Default.

(a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body).

(i) any failure by the Maker or either Guarantor to make any payment due on this Note (other than the payment due on the Maturity Date) when the same is due and such failure shall continue for a period of five Business Days;

(ii) any failure by the Maker or either Guarantaor to make the payment due on the Maturity Date;

(iii) the Maker or either Guarantor shall be subject to a Bankruptcy Event;

(iv) either Guarantor shall (i) fail to execute the Pledge Agreement contemporaneously with the execution of this Note or (ii) be in default of its obligations under the Pledge Agreement, the Guaranty or the Rescission Agreement and such default shall continue for thirty days after notice is given to the Maker and the Guarantors;

(v) any respresentation or warranty by the Maker or either Guarantor under the Rescission Agreement shall fail to be true and correct in any material respect.

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(b) Remedies Upon Event of Default.

(i) If any Event of Default occurs, the outstanding principal amount of this Note plus any amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 12% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Maker’s obligations under this Note, the Holder shall promptly surrender this Note to or as directed by the Maker. In connection with such acceleration described herein, the Holder need not provide, and the Maker hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 4(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(ii) If an Event of Default shall occur, the holders of the Notes shall be entitled to exercise any remedies available pursuant to the Pledge Agreement.

4. Prepayment. The Maker may prepay the Note in whole at any time and in part from time to time, provided, that any prepayment shall include interest to the date of prepayment, and the payment schedule shall be revised to reflect the reduced principal amount.

5. Miscellaneous.

(a) Notices. All notices provided for in this Note shall be given in the manner provided in the Rescission Agreement.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, Makers shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note in the initial principal amount of this Note, but only upon receipt of an affidavit of loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Makers and, in the case of a Note which is lost, stolen or destroyed, the Makers may request an indemnity agreement by the Holder.

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(d) Governing Law; Jurisdication. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof. The Maker, and, by acceptance of this Note, the Holder, agree that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note shall be commenced in the state or federal courts sitting in the City of Miami, Dade County in the State of Florida (the “Florida Courts”). The Maker and, by acceptance of this Note, the Holder, hereby irrevocably submit to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. The Makers hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Maker at the address in effect for notices to it under the Rescission Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. THE HOLDERS HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e) Legal Action. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(f) Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive the Holder of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Makers or the Holder must be in writing, refer to this Note and state that it is a waiver.

(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

(h) Usury Savings Clause. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Makers covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Makers from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Makers (to the extent they may lawfully do so) hereby expressly waive all benefits or advantage of any such law, and covenant that neither they nor either of them will, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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(i) Remedies, Characterizations, Other Obligations, Breaches. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, the Pledge Agreement or the Rescission Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue damages for any failure by the Makers to comply with the terms of this Note. The Makers covenant to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Makers (or the performance thereof). The Makers shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Makers’ compliance with the terms and conditions of this Note.

(j) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the Makers have executed this Note as of the date first above indicated.

JAS PRACTICE MANAGEMENT, INC.

/s/ Justin Anderson
Justin Anderson, CEO

[Signature page of note dated July 31, 2020 issued by JAS Practice Management, Inc. to Precheck Health Services, Inc.]

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